SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                  SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934
         Date of Report (Date of earliest event reported): July 23, 2004

                        Commission File Number: 000-23575


                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

           California                                   77-0446957
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)


                445 Pine Avenue, Goleta, California          93117
                (Address of principal executive offices)   (Zip code)

                                 (805) 692-5821
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit :

99.1 Press release dated July 23, 2004, entitled "Community West Bancshares Announces Earnings Increase of 109% for 2004 Second Quarter and 126% for 2004
Six Months"   "Dividend of $.04 Per Share Declared"

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Results of Operations and Financial Condition
---------------------------------------------

On July 23, 2004, the Company issued a press release announcing financial results for the quarter ended June 30, 2004, a copy of which is attached as
Exhibit 99.1 to this current Report on Form 8-K.


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                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 23, 2004     COMMUNITY WEST BANCSHARES

     By:/s/Charles G. Baltuskonis
        -------------------------

     Charles G. Baltuskonis
     Executive Vice President and
     Chief Financial Officer


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